UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

Aditx Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2569 Wyandotte St., Suite 101 Mountain View, CA	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 488-0844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 24, 2021, Aditx Therapeutics, Inc. (the “Company”) increased the number of authorized shares of the Company’s common stock, par value $0.001 per share, from 27,000,000 to 100,000,000 (the “Authorized Shares Increase”) by filing a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. In accordance with the General Corporation Law of the State of Delaware, the stockholders of the Company approved the Authorized Shares Increase and the Certificate of Amendment at its Annual Meeting of Stockholders (the “Annual Meeting”) held on May 19, 2021.

The foregoing description of the Certificate of Amendment is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 19, 2021, the Company held its Annual Meeting. A total of 8,255,916 shares of common stock were present or represented by proxy at the Annual Meeting, representing approximately 56.97% of the Company’s issued and outstanding common stock as of the March 25, 2021 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2021.

Item 1 – Election of six (6) persons as members of the board of directors, to hold office until the 2022 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Amro Albanna	4,999,256	76,830	3,179,830
Shahrokh Shabahang, MS, Ph.D.	4,981,683	94,403	3,179,830
Brian Brady	4,967,125	108,961	3,179,830
Namvar Kiaie	4,978,736	97,350	3,179,830
Laura Anthony	4,974,577	101,509	3,179,830
Jeffrey Runge, M.D.	4,985,935	90,151	3,179,830

Item 2 – Ratification of the appointment of dbbmckennon as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2021.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
7,968,354	63,243	224,319	0

Item 3 – Approval of the Company’s 2021 Omnibus Equity Incentive Plan and the reservation of 3,000,000 shares of common stock for issuance thereunder.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
4,643,978	393,259	38,849	3,179,830

Item 4 – Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock from 27,000,000 to 100,000,000.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
7,346,025	765,577	144,314	0

Item 5 – Approval, for the purposes of Listing Rule 5635 of The Nasdaq Stock Market LLC, of the issuance of shares of common stock underlying a Senior Secured Convertible Promissory Note and an accompanying warrant issued by the Company in January 2021.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
4,861,368	175,633	39,805	3,179,830

Item 7.01 Regulation FD Disclosure.

On May 21, 2021, the Company made available a shareholders letter (“Shareholders Letter”) on its website at https://aditxt.com/investor-relations/shareholders-letter-20210521/. A copy of the Shareholders Letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Current Report on Form 8-K (including the Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment, filed with the Secretary of State of the State of Delaware on May 24, 2021
99.1	Shareholders Letter, dated May 21, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADITX THERAPEUTICS, INC.

Date: May 25, 2021	By:	/s/ Corinne Pankovcin
Corinne Pankovcin
Chief Financial Officer

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